UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangement. On May 15, 2015, at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Seattle Genetics, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated 2000 Employee Stock Purchase Plan (the “ESPP”) to increase the aggregate number of shares of the Company’s common stock authorized for issuance under the ESPP by 1,000,000 shares.

The amendment and restatement of the ESPP (as so amended and restated, the “Restated ESPP”), previously had been approved, subject to stockholder approval, by the Board of Directors of the Company. The Restated ESPP became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the Restated ESPP is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 6, 2015 (the “Proxy Statement”). That summary and the foregoing description is qualified in its entirety by reference to the text of the Restated ESPP, which is attached as Appendix A to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 15, 2015, the Company’s stockholders voted on the four proposals listed below. The final results of the votes regarding each proposal are set forth below. The proposals are described in detail in the Proxy Statement.

1.	To elect the following three Class II directors to hold office until the Company’s 2018 Annual Meeting of Stockholders.

	Votes	Votes	Broker
Name	For	Withheld	Non-Votes
Clay B. Siegall	101,720,667	2,570,434	11,663,601
Felix Baker	91,930,195	12,360,906	11,663,601
Nancy A. Simonian	91,788,147	12,502,954	11,663,601

2.	To approve the amendment and restatement of the Seattle Genetics, Inc. Amended and Restated 2000 Employee Stock Purchase Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by 1,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,434,995	494,259	361,847	11,663,601

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,318,891	1,094,641	541,170	—

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,097,409	4,794,851	398,841	11,663,601

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

Date: May 19, 2015	By:	/s/ Clay B. Siegall
Clay B. Siegall President and Chief Executive Officer